Acquisitions, Disposals and Reorganization	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisitions, disposals and reorganization

(3) Acquisitions, disposals and reorganization

Disposal of subsidiaries in 2021

In 2021, the Group disposed of two subsidiaries for a total consideration of RMB3,600 and recognized a gain of RMB2,051 in aggregate. As of December 31, 2021, RMB600 of the consideration has not yet been settled.

Disposal of subsidiaries in 2019

In 2019, the Group disposed of two subsidiaries for total consideration of RMB61,672 and recorded a loss of RMB58 in aggregate. Out of the total consideration, RMB61,372 has been offset against the Group’s other payables due to the disposed subsidiary and the remaining balance has been settled as of December 31, 2019.